                                                                   EXHIBIT 10.14

                          SOFTWARE HOSTING AGREEMENT

This Software Hosting Agreement (the "Agreement") is entered into and effective as of the later of the two signature dates below (the "Effective Date") INKTOMI CORPORATION ("Inktomi"), a California corporation, 1900 South Norfolk Street, Suite 110, San Mateo, California 94403, and MICROSOFT CORPORATION ("Microsoft"), a Washington Corporation, One Microsoft Way, Redmond, Washington 98052-6399, with reference to the facts set forth in the Recitals below.

                                   Recitals

     A. Inktomi develops and markets computer software products, including without limitation a "search engine" software for searching and indexing information accessible through the Internet.

     B. Microsoft develops, manufactures, distributes and markets computer software products and services.

     C. Pursuant to that certain Software Development Agreement between the parties executed as of the Effective Date (the "Software Development Agreement"), Inktomi is customizing its Internet search engine software for Microsoft.

     D. Microsoft desires that Inktomi host and maintain the customized search engine on servers owned by Inktomi and located at a facility selected by Inktomi in California, and Inktomi desires to provide such hosting and maintenance services, on the terms and conditions contained herein.

                                   Agreement


Accordingly, Inktomi and Microsoft hereby agree as follows:


     1.   Definitions.
          -----------

          1.1 "Ancillary Agreements" shall mean the following agreements between Inktomi and Microsoft, and all amended versions thereof or successor agreements thereto: (i) the Software Development Agreement of even date herewith; (ii) the Information Services Agreement of even date herewith; (iii) the Loan Agreement of even date herewith, and any and all "Promissory Notes" and/or "New Note" executed pursuant thereto; (iv) the Security Agreement of even date herewith; and (v) the Escrow Agreement of even date herewith.



[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          1.2 "Deployment, Hosting and Maintenance Specifications" shall mean the specifications for the Services attached to this Agreement as Exhibit A, as it may be amended from time to time by mutual agreement of the parties, which agreement shall not be unreasonably withheld by either party; if and when the Deployment, Hosting and Maintenance Specifications are modified in accordance with Section 2.2 below, the parties shall initial the new Deployment, Hosting and Maintenance Specifications or amendments to the existing Deployment, Hosting and Maintenance Specifications, and immediately following the last initialing such new Deployment, Hosting and Maintenance Specifications or amendments shall automatically be deemed to supercede or supplement (as the case may be) Exhibit A.

          1.3 "Hosting Servers" shall mean those servers (including both the search engine cluster and the crawling cluster) and other hardware and third party software identified in the Deployment, Hosting and Maintenance Specifications that shall be used to host or service the Microsoft Search Engine and Usage Data.

          1.4 "Internet" means any systems for distributing digital electronic content and information to end users via transmission, broadcast, public display, or other forms of delivery, whether direct or indirect, whether over telephone lines, cable television systems, optical fiber connections, cellular telephones, satellites, wireless broadcast, or other mode of transmission now known or subsequently developed.

          1.5 "Launch Date" will mean that date on which the Microsoft Search Engine (other than any so-called "beta" version) is first generally available for use by the public.

          1.6 "Microsoft Search Engine" will mean those versions of the Product developed to Microsoft specifications pursuant to said Software Development Agreement and used to generate search results for Microsoft (or for third parties requesting searches through Microsoft) under said Information Services Agreement.

          1.7 "Microsoft Site" means the Microsoft Web Site(s) or Microsoft application(s) which, when accessed by an end user, will permit the end user to conduct a search of the Internet (or a portion thereof) using the Product; if Microsoft sublicenses its rights to use the search results generated by the Product hereunder (as permitted under the Information Services Agreement), then the site(s) of such Microsoft sublicensee(s) will be deemed to be Microsoft Site(s).

          1.8 "Product" shall mean that certain customized search engine software developed by Inktomi for Microsoft pursuant to the Software Development Agreement, as more specifically described in said Software Development Agreement.

          1.9 "Security Measures" shall mean those procedures and precautions described in Exhibit A, for maintaining the security of the Product and Usage Data required under this Agreement.

          1.10 "Services" shall mean the deployment, hosting and maintenance of the Product as described under this Agreement.

          1.11 "Term" means the period of time commencing on the Effective Date and continuing thereafter indefinitely until this Agreement is terminated pursuant to Section 10 below.

          1.12 "Usage Data" means such data as Inktomi may collect relating to the usage of (i) the Product by Microsoft and end users, and/or (ii) the Hosting Servers.

          1.13 "Web" means the so-called World Wide Web, containing, inter alia, Web Pages written in hypertext markup language (HTML) and/or any similar successor technology.

          1.14 "Web Indexing Data" means such data as Inktomi may collect relating to the documents crawled by its crawling software in connection with its operation of the Product.

          1.15 "Web Page" means a document on the Web which may be viewed in its entirety without leaving the applicable distinct URL address.

          1.16 "Web Site" means a collection of inter-related Web Pages.

     2.   Services.
          --------

          2.1 Inktomi shall deploy, host and maintain the Product and Hosting Servers in accordance with the Deployment, Hosting and Maintenance Specifications and the other terms and conditions contained in this Agreement. Inktomi agrees that the Services shall be performed in a professional manner and shall be of a high grade, nature, and quality.

          2.2 The parties contemplate that there may be additions, deletions or other changes which may affect the Deployment, Hosting and Maintenance Specifications from time to time during the Term. Subject to Sections 2.2.1 through 2.2.3 below, any such additions, deletions or other changes to the Deployment, Hosting and Maintenance Specifications shall be mutually agreed to by Inktomi and Microsoft. Upon such mutual agreement (or, if mutual agreement is not required, upon notice of any such changes desired by Microsoft), Inktomi shall alter the Services in order to accommodate the revised Deployment, Hosting and Maintenance Specifications.

               2.2.1 Inktomi and Microsoft will confer not less frequently than monthly regarding the appropriate size (including hardware requirements) and capacity of the Hosting Server cluster, and Inktomi will supply all available and relevant usage data it may have; Microsoft will specify its capacity desires, and, notwithstanding anything contained herein to the contrary, any and all changes in capacity (including without limitation, number of Hosting Servers and connectivity capacity) requested by Microsoft shall be deemed acceptable to Inktomi, and Inktomi shall conform to such new capacity requirements in accordance with the timetable specified by Microsoft.

               2.2.2 Inktomi will deploy the capacity requested by Microsoft hereunder within the timeframe specified in the Deployment, Hosting and Maintenance Specifications, or as otherwise may be agreed by Microsoft and Inktomi at such time.

               2.2.3 At each monthly conference referred to above in Section 2.2.1, Inktomi will state its good faith estimate of the hardware and capacity needs for itself and its other customers. At its sole cost and expense, Inktomi promptly will provision for such hardware and capacity needs, and supply Microsoft with a list of the hardware provisioned and an officer's certification that Inktomi has made such provisions. Upon Microsoft's request (but not more often than twice in any calendar year), Inktomi will supply Microsoft with documentation evidencing such provisioning.

          2.3 In accordance with its performance of the Services, Inktomi may collect and/or possess Web Indexing Data and Usage Data.

               2.3.1 As between Inktomi and Microsoft, Inktomi will own all rights in and to Web Indexing Data. However, Inktomi will provide Microsoft with access to the Web Indexing Data solely for purposes of managing, marketing and promoting the Microsoft Search Engine.

               2.3.2 All Usage Data shall be owned jointly by Microsoft and Inktomi, and Inktomi hereby irrevocably assigns to Microsoft an [*] interest therein. However, Inktomi shall not have the right to share any of such Usage Data with third parties (except that Inktomi may include Usage Data as part of "gross" undifferentiated data which it shares with other search engine customers but does not indicate as Usage Data related to the Microsoft Search Engine).

          2.4 Inktomi shall provide to Microsoft all reports described in the Deployment, Hosting and Maintenance Specifications, in accordance with the terms therein.

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2.5 Inktomi shall strictly adhere to all Security Measures in performing the Services, including without limitation securing the Usage Data, which it may possess or have under its control from time to time, from unauthorized access and modification.

          2.6 Microsoft will have the right, in its sole and absolute discretion, to require Inktomi to devote a separate cluster of Hosting Servers to servicing Microsoft hereunder, which Servers would not be used to service any needs of Inktomi and/or any third parties. The Hosting Servers purchased by Inktomi at Microsoft's request hereunder would be re-deployed to such separate cluster.

               2.6.1 If Microsoft notifies Inktomi in writing that it desires such a separate cluster, Microsoft shall reimburse Inktomi for all actual, direct expenses incurred and paid by Inktomi for equipment (other than Hosting Servers, which shall be purchased by Inktomi with financing loaned by Microsoft as set forth elsewhere herein) and services of necessary subcontractors (but not services of Inktomi employees) required to create and set up such separate cluster, but Microsoft's obligations to make any payments to Inktomi pursuant to clause (a) of Section 4.1 below will cease and terminate effective on the date such separate cluster becomes operational.

               2.6.2 Nothing contained in this Agreement will be deemed to require Microsoft to deploy the Product in Hosting Servers owned by Inktomi, or to require Microsoft to continue to utilize Inktomi's services to host the Product at any time during the Term; without limitation, Microsoft will have the right to deploy the Product, in whole or in part, at other site(s) (whether owned by Microsoft or third parties) during the Term. If Microsoft elects to deploy and operate the Product at other sites, Inktomi will take all steps necessary or appropriate to facilitate such other deployment and operation; without limitation, Inktomi will move any and all Hosting Servers to any location(s) designated by Microsoft (costs of relocation, including shipping and insurance, to be borne exclusively by Microsoft), and Inktomi will provide training to Microsoft personnel and/or others designated by Microsoft to enable them to satisfactorily operate and maintain the Product and Hosting Servers wherever located. Notwithstanding anything to the contrary contained in this Agreement, Microsoft will not be obligated to make any payments to Inktomi pursuant to clauses (a), (e) and/or (f) of Section 4.1 below if Microsoft exercises its rights to move the Hosting Servers under this Section 2.6.2.

          2.7 Inktomi will assign two (2) full-time Inktomi employees exclusively dedicated to maintenance duties hereunder. Such employees are identified in Exhibit D attached hereto; and their replacements shall be subject to Microsoft's prior written approval (which approval Microsoft will not unreasonably withhold). Notwithstanding the foregoing, if Microsoft and Inktomi mutually agree in writing, additional Inktomi employees may be required to be assigned to maintenance duties hereunder.

          2.8 Microsoft acknowledges that Inktomi has customized and provided, and will continue to customize and provide, its software and technology to other parties for use in connection with a variety of applications, including search engine applications. Except as may be expressly provided to the contrary elsewhere in this Agreement, nothing in this Agreement will be deemed to (i) limit or restrict Inktomi from customizing and providing its software and technology to other parties for any purpose, including in connection with search engine applications, or (ii) in any way affect the rights granted to such other parties. Microsoft further acknowledges that in addition to utilizing the Hosting Servers to host the Product, Inktomi may also use the Hosting Servers to service its own needs and the needs of other third parties, unless Microsoft elects to use a separate cluster in accordance with Section 2.6 above (it being understood that Inktomi will estimate the capacity for servicing the needs of itself and its other customers in good faith and provision accordingly, in accordance with Section 2.2).

     3.   Hosting Servers.
          ---------------

          3.1 Inktomi shall own all new Hosting Servers purchased by Inktomi pursuant to Microsoft's request hereunder.

               3.1.1 To the extent Inktomi is required to do so in order to meet Microsoft's capacity requests under the Deployment, Hosting and Maintenance Specifications (as the same may change from time to time), Inktomi shall purchase new Hosting Servers. Prior to purchasing any such new Hosting Servers, Inktomi will seek bids from third parties, copies of which Inktomi will provide to Microsoft, and Microsoft will have the right to approve all such purchases and the applicable purchase prices. Inktomi shall use commercially reasonable efforts to minimize the purchase prices of such new Hosting Servers, but in any event such purchase prices will not be more than any comparable equipment purchased by Inktomi during the same time frame. Inktomi will consult with Microsoft regarding the proposed purchase prices of all new Hosting Servers prior to purchasing the same, and if Microsoft is aware of a vendor who is willing to sell Hosting Servers to Inktomi at a lower purchase price than as proposed by Inktomi, Inktomi agrees to purchase the applicable new Hosting Servers from such vendor.

               3.1.2 Notwithstanding Section 3.1.1 above, Inktomi shall have no obligation whatsoever to purchase any new Hosting Servers unless Microsoft loans Inktomi an amount equal to the purchase price thereof pursuant to the Loan Agreement between Inktomi and Microsoft of even date herewith (the "Loan Agreement").

          3.2 Microsoft acknowledges that, pursuant to Inktomi's contractual arrangement with its subcontractor, Exodus Communications, Inc. ("Exodus"), Inktomi will locate the Hosting Servers at the facilities of Exodus, and Exodus will provide power and Internet telecommunications services to the Hosting Servers. However, Microsoft will have no obligations or liabilities to Exodus, Inktomi will remain liable for providing all

Services to Microsoft notwithstanding its arrangement with Exodus, and Inktomi will [*] and [*] against from any and all [*] to [*] (in accordance with the procedures specified in Section [*] below). A copy of the contract(s) between Inktomi and Exodus is/are attached hereto as Exhibit [*], and Inktomi shall not modify said contract(s) or replace Exodus as its subcontractor for the applicable services (including without limitation by having Inktomi perform the Services directly) without Microsoft's prior written approval (which approval Microsoft agrees to not unreasonably withhold). Inktomi shall provide Exodus with a copy of the Security Measures applicable under this Agreement and will use commercially reasonable efforts to ensure that Exodus strictly adheres to all such Security Measures.

          3.3 Subject to Microsoft's rights under Section 2.6.2 above and/or the Security Agreement between Inktomi and Microsoft of even date herewith, executed in accordance with the Loan Agreement, Microsoft shall not have any access to the Hosting Servers, except as follows: (i) Microsoft will have electronic read-only access to "real time" system data on the status of the usage, accessibility and performance of the Microsoft Search Engine (via software developed by Inktomi in consultation with Microsoft), and (ii) Microsoft will have the right, upon reasonable notice and during normal business hours, to have representatives escorted by Inktomi employees tour the premises where the Hosting Servers are located as necessary to ensure Microsoft's satisfaction with the operation of the physical plant and equipment. Microsoft agrees to comply with the Security Measures at all times when accessing the Hosting Servers as permitted hereunder.

     4.   Payment For Services.
          --------------------

          4.1 As full and complete compensation for the Services, Microsoft shall pay to Inktomi the following monthly fees:

               (a)  beginning with the Launch Date, the sum of [*]
[*] Dollars ($[*]) (attributable to the use during the Term of the Hosting Servers owned by Inktomi as of the Effective Date), provided that in no event will Microsoft be obligated to make more than [*] ([*]) monthly payments pursuant to this clause (a), and if the Term extends beyond [*] years after the Launch Date, this clause (a) will be deemed deleted from this Agreement effective on the [*] anniversary of the Launch Date notwithstanding anything to the contrary contained herein;

               (b)  an amount equal to [*] ([*]) of the [*], [*], [*], [*]
thereon, incurred by Inktomi to purchase each new Hosting Server required to service Microsoft's needs in accordance with Section 3.1 above (attributable to the use during the Term of such new Hosting Servers); such payments will commence with respect to each new Hosting Server at such time as Inktomi's repayment obligations begin with respect to such new Hosting

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Server pursuant to the Loan Agreement and the applicable Promissory Note. Notwithstanding section 4.2 below, such payments shall be due in immediately available funds on the first business day of each month. The parties acknowledge that the monthly fee under this clause (b) will increase throughout the Term if and to the extent that Microsoft's Hosting Server requirements increase, but, notwithstanding anything contained herein to the contrary, no amounts shall be payable under this clause (b) attributable to any Hosting Server which is more than [*] years old;

               (c) an amount equal to the [*] and [*] of the new Hosting Servers purchased by Inktomi pursuant to Section 3.1 above ([*] any amounts paid by Inktomi to Exodus for such services or attributable to the employees referred to in clause (f) below), payable if and when Inktomi pays such maintenance costs; Inktomi will use its commercially reasonable efforts to ensure that the annual hardware and software maintenance costs for each such new Hosting Server are not more than [*] percent ([*]%) of the purchase price of such New Hosting Server, and Microsoft will not be obligated to pay higher maintenance costs than such [*]% annual estimate without its prior written consent;

               (d) an amount equal to [*] Percent ([*]%) of the sum of the amounts payable under clauses (b) and (c) above (attributable as Inktomi's management fee for providing the Services);

               (e) an amount equal to Microsoft's [*] of the [*] [*] by Inktomi to Exodus in connection with the applicable Hosting Servers cluster, computed in accordance with Exhibit [*], [*] the [*] new Hosting Servers are [*] at Exodus; and

               (f) an amount equal to [*] per month per person identified in Section 2.7 above, [*] of the new Hosting Servers.

In addition, if the number of ADH (as defined in the Software Development Agreement and Information Services Agreement) should exceed the capacity requested by Microsoft, or if Inktomi's usage of its estimated capacity requirements should exceed its estimates as communicated to Microsoft in accordance with Section 2.2.1 above, then Microsoft's applicable payment(s) hereunder will be [*] in [*] with the [*] set forth in Exhibit [*] hereto.

          4.2 Except as set forth in Section 4.1(b) above, Inktomi shall supply to Microsoft written invoices for all amounts due under this Agreement, and payments will be due net [*] ([*]) days from Microsoft's receipt of such invoice. Inktomi shall bear sole responsibility for all expenses incurred in connection with the performance of the Services, unless otherwise set forth herein or agreed to in writing by Microsoft.

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          4.3 Inktomi shall keep true and accurate books and records, in accordance with Generally Accepted Accounting Principles ("GAAP"), relating to all costs and expenses for which Inktomi is entitled to charge Microsoft pursuant to Section 4.1 above, throughout the Term and for eighteen (18) additional months thereafter. Inktomi will permit Microsoft to have access to, and to make copies of, all such books and records for purposes of auditing and verifying such costs and expenses, provided that Microsoft shall give Inktomi reasonable notice prior to each requested audit and shall perform such audit during normal business hours at Inktomi's office(s) where such records are normally kept. If any Microsoft audit should determine that Inktomi overcharged Microsoft by an amount of [*]% or more for the period audited, then in addition to any and all other rights and remedies Microsoft may have under the circumstances, Microsoft may require Inktomi to reimburse it for all costs it incurred relating to such audit.

          4.4  Taxes.
               -----

               4.4.1 All amounts to be paid by Microsoft to Inktomi herein are exclusive of any federal, state, local, municipal or other governmental taxes, including, without limitation, taxes based on, imposed on or measured by net or gross income or receipts, franchise taxes, taxes on doing business, capital stock taxes (including any minimum taxes and taxes measured by any item of tax preference), sales, use, excise, property, withholding or similar taxes, duties, levies, fees, excises or tariffs (all such taxes and other charges collectively "Taxes") now or hereafter imposed on Inktomi under applicable law (the "Inktomi Taxes"). Microsoft is not liable to Inktomi for any Taxes incurred in connection with this Agreement, unless they are (i) owed by Microsoft under applicable law solely as a result of entering into this Agreement (ii) are based solely upon the amounts payable under this Agreement, and (iii) are required to be collected from Microsoft by Inktomi under applicable law, provided, however, that solely with respect to sales tax or use tax payable to those taxing jurisdictions that impose sales or use taxes under applicable law upon the vendor, rather than the purchaser, clause (i) above shall be modified to provide "sales taxes or use taxes that are owed by Inktomi under applicable law solely as a result of entering into this Agreement and clause (iii) shall be modified to provide "are permitted to be collected from Microsoft by Inktomi under applicable law." (Such Taxes as are described in clauses (i), (ii) and (iii) above, the "Invoiced Taxes".) The Invoiced Taxes shall be stated separately as applicable on Inktomi's invoices and shall be remitted by Microsoft to Inktomi. Inktomi shall promptly provide to Microsoft official tax receipts indicating that such Invoiced Taxes have been collected by Inktomi. Microsoft may provide to Inktomi an exemption certificate acceptable to Inktomi and to the relevant taxing authority (including without limitation a resale certificate) in which case Inktomi shall not collect the Taxes covered by such certificate. Inktomi agrees to take such steps as are reasonably requested by Microsoft to minimize such Invoiced Taxes in accordance with all relevant laws and to reasonably cooperate with and assist Microsoft, at Microsoft's request, in challenging the validity of any Invoiced Taxes or other Taxes paid directly by Microsoft to the relevant taxing authority. Inktomi shall indemnify and hold Microsoft

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

harmless from any Taxes, penalties, interest, or additions to tax arising from amounts paid by Microsoft to Inktomi under this Agreement that are asserted or assessed against Microsoft to the extent such amounts are related to Invoiced Taxes paid to Inktomi by Microsoft under this section. Other than the Invoiced Taxes, all Inktomi Taxes shall be the responsibility of Inktomi and may not be passed on to Microsoft. Inktomi takes full responsibility for all such Inktomi Taxes, including penalties, interest and other additions thereon and agrees to indemnify, defend and hold Microsoft harmless from any claims, causes of action, costs (including without limitation, reasonable attorneys' fees), penalties, interest charges and other liabilities of any nature whatsoever associated therewith. All Taxes that are imposed on Microsoft under applicable law (the "Microsoft Taxes") shall be the responsibility of Microsoft and may not be passed on to Inktomi. Microsoft takes full responsibility for all such Microsoft Taxes, including penalties, interest and other additions thereon and agrees to indemnify, defend and hold Inktomi harmless from any claims, causes of action, costs (including without limitation, reasonable attorneys' fees), penalties, interest charges and other liabilities of any nature whatsoever associated therewith.

          4.4.2 In the event that Taxes are required to be withheld on payments made hereunder by any U.S. (state, local or federal) or foreign government, Microsoft may deduct such Taxes from the amount owed Inktomi and pay them to the appropriate taxing authority. Microsoft shall in turn promptly secure and deliver to Inktomi an official receipt for any Taxes withheld. Inktomi may provide to Microsoft an exemption certificate acceptable to Microsoft and to the relevant taxing authority (including without limitation a resale certificate) in which case Microsoft shall not collect the Taxes covered by such certificate. Microsoft agrees to take such steps as are reasonably requested by Inktomi to minimize such Taxes in accordance with all relevant laws and to reasonably cooperate with and assist Inktomi, at Inktomi's request, in challenging the validity of any such Taxes.

          4.4.3 Inktomi agrees and acknowledges that it will be responsible for all of its federal and state taxes, withholding, social security, unemployment and other related taxes, insurance, and other benefits, and all salaries, benefits, and other costs of its employees.

     5.   Ownership of the Product. The parties respective rights in and to the
          ------------------------
Product will be as set forth in the Software Development Agreement and the Information Services Agreement of even date herewith, and nothing contained in this Agreement shall be deemed to modify such rights allocation.

  6.      Confidentiality.
          ---------------

     6.1 The parties hereby agree that all terms and conditions of that certain Microsoft Corporation Non-Disclosure Agreement between them dated March 18, 1997, shall govern the disclosure of confidential and proprietary information made under this

Agreement. In this connection, the parties hereby agree that the terms of this Agreement shall be treated as confidential in accordance with the terms of said Non-Disclosure Agreement.

          6.2 Without having first sought and obtained Microsoft's written approval (which Microsoft may withhold in its sole and absolute discretion), Inktomi shall not, directly or indirectly, (i) trade upon this transaction or any aspect of Inktomi's relationship with Microsoft, or (ii) otherwise deprecate Microsoft technology.

          6.3 Inktomi shall use its reasonable commercial efforts to cause Exodus to execute a non-disclosure agreement with Microsoft which includes substantially similar restrictions as are contained herein.

          6.4 Neither party will issue any press release or make any public announcement(s) relating in any way whatsoever to this Agreement or the relationship established by this Agreement without the express prior written consent of the other party. However, the parties acknowledge that this Agreement, or portions thereof, may be required under applicable law to be disclosed, as part of or an exhibit to a party's required public disclosure documents. If either party is advised by its legal counsel that such disclosure is required, it will notify the other in writing and the parties will jointly seek confidential treatment of this Agreement to the maximum extent reasonably possible, in documents approved by both parties and filed with the applicable governmental or regulatory authorities. Notwithstanding the foregoing, Microsoft and Inktomi will cooperate to create a mutually approved joint press release regarding the non-confidential aspects of this Agreement, which press release shall be issued by each party on the Launch Date; provided, however, that the precise timing of such press release shall be subject to the approval of Microsoft (in its sole and absolute discretion).

     7.   Representations and Warranties.
          ------------------------------

          7.1 Microsoft warrants and represents that it has the full power to enter into this Agreement and perform its obligations hereunder.

          7.2  Inktomi warrants and represents that:

               7.2.1 It has the full power to enter into this Agreement and perform its obligations hereunder, and Inktomi's performance of such obligations will not violate any terms and conditions of other agreements entered into by Inktomi with [*] ([*]);

               7.2.2 Inktomi's [*] and [*] of the Product shall [*] to the [*] and [*],
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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

provided, however, that a [*] and [*] to so [*] will not be [*] to be a [*] hereunder; and

               7.2.3 Notwithstanding any [*] to [*] hereunder, or to any other [*], Inktomi shall remain [*] for the [*] hereunder in accordance with [*].

     8.   Indemnification.
          ---------------

          8.1 Each party shall, at the expense of such party (the "Indemnifying Party") and at the request of the other party (the "Indemnified Party"), defend [*] party claim or action brought against the Indemnified Party, and/or the [*] and [*] which, [*], (i) would constitute a [*] of [*], [*] or [*] made by the Indemnifying Party under this Agreement; or (ii) would [*] of the Indemnifying Party's [*]; and the Indemnifying Party will [*] and [*] the Indemnified Party [*] and [*], [*] and [*] incurred by the Indemnified
Party, including but [*] to [*] of [*] and [*], that are attributable to such claim. The Indemnified Party shall: (x) provide the Indemnifying Party reasonably prompt notice in writing of any such claim or action and [*] the Indemnifying Party, through counsel [*] to Microsoft and Inktomi, to [*] and [*] such claim or action; and (y) provide the Indemnifying Party [*], [*] and [*] at the [*] Party's [*], to [*] the Indemnifying Party to [*] such claim or action. The Indemnifying Party will [*] for [*] made by the [*] Party without the [*] Party's [*], which [*] will [*].

          8.2 The Indemnified Party shall have the right to employ separate counsel and participate in the defense of any claim or action. The Indemnifying Party shall reimburse the Indemnified Party upon demand for any payments made or loss suffered by it at any time after the date hereof, based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands, or actions, in respect to any damages related to any claim or action under this Section 8.

          8.3  The Indemnifying Party may [*] any claim or action under this
Section 8 on the Indemnified Party's behalf [*] the [*], which [*] will [*].
In the event Microsoft and Inktomi agree to settle a claim or action, the each party agrees not to publicize the settlement without first obtaining the other party's written permission, which permission will not be unreasonably withheld.

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

          9.   LIMITATION OF LIABILITY. EXCEPT FOR [*] CAUSED BY A [*] OF
               -----------------------
SECTION [*], NEITHER PARTY SHALL BE [*] (IN [*] WITH OR PURSUANT TO THIS AGREEMENT AND THE ANCILLARY AGREEMENTS TAKEN AS A WHOLE) FOR ANY [*], [*] OR [*] [*] (INCLUDING [*]) [*] OF [*] ([*]) [*] OF THE [*] OF [*], EVEN IF [*]
HAD BEEN [*] OF THE [*] OF SUCH [*].

     10.  Termination and Other Remedies.
          ------------------------------

          10.1 Inktomi may terminate this Agreement without cause upon one year's prior written notice, provided that such notice may not be given prior to the second anniversary of the Launch Date.

          10.2 Microsoft may terminate this Agreement at any time without cause upon [*] ([*]) days prior written notice. Upon receipt of such notice, Inktomi will discontinue all work hereunder. If Microsoft terminates this Agreement without cause pursuant to this Section 10.2, then Microsoft will pay for all services provided by Inktomi up until the date of termination under this Section 10.2. Notwithstanding anything contained herein to the contrary, should Microsoft exercise its termination right pursuant to this Section 10.2, then Inktomi will have the right to elect, in writing within fifteen (15) days after receipt of Microsoft's notice of termination hereunder, either one of the following two options for a early termination penalty:

                (a) Inktomi may require Microsoft to pay to Inktomi, in [*] immediately following the effective termination date, an amount equal to [*] ([*]) of all outstanding principal, interest and other amounts owed or owing to Microsoft by Inktomi on the date of termination under the Loan Agreement (and outstanding Promissory Notes issued thereunder); or

               (b) Inktomi may deliver that portion of the Collateral (as defined in the Loan Agreement) which was purchased with Advances evidenced by the then-outstanding Promissory Notes (as defined in the Loan Agreement) (the "Returned Collateral") to Microsoft, and assign all right, title and interest in and to said Returned Collateral to Microsoft, and promptly upon such delivery and assignment Inktomi may require Microsoft to pay to Inktomi, in [*] immediately following the effective date of termination, an amount equal to [*] ([*]) of all outstanding principal, interest and other amounts owed or owing to Microsoft by Inktomi on the date of termination under the Loan Agreement (and outstanding Promissory Notes issued thereunder); provided, however, that the following conditions must be satisfied for Inktomi to be entitled to elect this alternative (b)-

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          (i)    Inktomi then owns all of the Returned Collateral and has [*]
     the Returned Collateral [*], and [*] other than Lender;

          (ii) Inktomi obtains any [*] reasonably required by Microsoft from Inktomi's [*];

          (iii) the Returned Collateral is returned in good condition and repair, without any waste or unusual or unreasonable depreciation of Returned Collateral;

          (iv) Inktomi has not committed any act for which any portion of the Returned Collateral might be confiscated by any governmental or private entity;

          (v) Inktomi has paid all taxes, assessments or similar obligations affecting the Returned Collateral that are then due or have then accrued;

          (vi) Inktomi [*] to Microsoft [*] that [*] of the [*] is [*] and [*]; and

          (vii) Inktomi, [*], arranges to deliver the Returned Collateral in a manner and to a location designated by Microsoft.

In the event Inktomi elects this alternative (b), the Security Agreement executed in connection with the Loan Agreement shall terminate on the business day immediately following the date of delivery and assignment of all the Returned Collateral to Microsoft.

          10.3 Subject to Section 12.9 below, in the event the Microsoft Search Engine is inaccessible to Microsoft, due to a problem other than one with Microsoft's servers or the telecommunication line from Microsoft to the Hosting Servers, for twenty-four (24) consecutive hours, or for forty-eight (48) hours or more in any seventy-two (72) hour period, or for seventy-two (72) hours or more in any one week period, and such inaccessibility is due to any reason other than Microsoft's breach of its obligations under this Agreement, then Microsoft may suspend performance and/or terminate this Agreement immediately with no further obligation.

          10.4 Microsoft may suspend performance and/or terminate this Agreement immediately upon written notice at any time if:

                 (a) Inktomi is in [*] of this Agreement (excluding Section [*]) and fails to cure that breach within [*] ([*]) days after written notice thereof; or

                 (b)  Inktomi is in material breach of Section [*]; or

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

                 (c) Inktomi becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency; or suffers or permits the commencement of any form of insolvency or receivership proceeding; or has any petition under any bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing; or has a trustee or receiver appointed for its business or assets or any part thereof.

          10.5 Inktomi may suspend performance and/or terminate this Agreement immediately upon written notice at any time if:

                 (a) Microsoft is in [*] of this Agreement (excluding Section [*]) and fails to cure that breach within [*] ([*]) days after written notice thereof; or

                 (b)  Microsoft is in material breach of Section [*]; or

                 (c) Microsoft becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency; or suffers or permits the commencement of any form of insolvency or receivership proceeding; or has any petition under any bankruptcy law filed against it, which petition is not dismissed within sixty (60) days of such filing; or has a trustee or receiver appointed for its business or assets or any part thereof.

          10.6 If Inktomi is in material breach of this Agreement, then Microsoft will have the right to withhold payment of amounts otherwise owed by Microsoft to Inktomi pursuant to this and/or any Ancillary Agreement; provided, however, that Microsoft shall give Inktomi not less than [*] ([*]) days to cure such breach prior withholding any such payments.

          10.7 A breach of this Agreement by either party will also constitute a breach by such party of each and every Ancillary Agreement; and a breach by either party of any Ancillary Agreement will also consitute a breach of this Agreement by such party.

          10.8 In the event of termination or expiration of this Agreement for any reason, Sections 1, 2.3, 4.3, 4.4, 5, 6.1, 7, 8, 9 and 12 shall survive termination. Except as otherwise expressly provided in this Agreement, Inktomi shall turn over to Microsoft all work in progress, software, and any other materials provided by Microsoft to Inktomi under this Agreement promptly following termination or expiration. Neither party shall be liable to the other for damages of any sort resulting solely from such party terminating this Agreement in accordance with its terms.

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

          10.9 The rights and remedies given to the parties under this Section 10 are in addition to any other rights and/or remedies that the parties may have under the circumstances, all of which are expressly reserved.

     11.  International Deployment, Hosting & Maintenance Obligations of
          --------------------------------------------------------------
Inktomi. Microsoft will have the right to require Inktomi to purchase new
-------
Hosting Servers, and/or to arrange for and perform such deployment, hosting and maintenance services, as Microsoft may determine in connection with international versions of the Product throughout the Term, on the same terms and conditions as applicable hereunder with respect to the original version of the Product directed toward the U.S. market, including without limitation requiring Inktomi to establish, deploy and maintain a cluster of Hosting Servers anywhere in the world (including [*]) designated by Microsoft. If and when Microsoft requires such undertakings by Inktomi, it will so notify Inktomi in writing, whereupon Inktomi will perform such undertakings as requested as expeditiously as reasonably possible.

     12.  Miscellany.
          ----------

          12.1 Neither party shall represent itself as the agent or legal representative of the other for any purpose whatsoever, and neither party shall have the right to create or assume for the other any obligation of any kind. This Agreement shall not create or be deemed to create an agency, partnership, franchise, employment relationship or joint venture between the parties. Each party's employees who perform services related to this Agreement shall remain under the exclusive direction and control of their respective employer and shall receive such salaries, compensation and benefits as their respective employer may from time to time determine. Each party shall have full and sole responsibility for its employees who perform any service related to this Agreement with regard to compliance with all applicable laws, rules and regulations governing such party relating to employment, labor, wages, benefits, taxes and other matters affecting its employees.

          12.2 Any notice required or permitted to be given under this Agreement shall be made in writing and shall be deemed to have been given or made if it is in writing and is: (i) delivered in person, (ii) sent by same day or overnight courier, (iii) mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the party at its address set forth below or at such other address as such party may subsequently furnish to the other party by notice hereunder, or (iv) delivered by facsimile, the transmittal of which shall be confirmed by a telephone call to the other party and by dispatch of a confirming copy of the transmittal by registered or certified mail, postage prepaid. Notices will be deemed effective on the date of delivery in the case of personal delivery, or three (3) business days after mailing, or on the date of dispatch in the case of notification by facsimile (assuming confirmation of transmission). The parties' addresses for purposes of notice shall be as set forth above, provided that all notices to Inktomi shall be sent to the

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

attention of General Counsel; and all notices to Microsoft shall be sent to the attention of Shirish Nadkarni, with a copy to: Law & Corporate Affairs, U.S. Legal.

          12.3 This Agreement shall be construed, enforced, performed and in all respects governed by and in accordance with the laws in the State of Washington. In any action or suit to enforce any right or remedy under this Agreement the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

          12.4 In the event any provision of this Agreement is rendered null, void or otherwise ineffective, then (i) the parties agree to negotiate in good faith an acceptable alternative provision which reflects as closely as possible the intent of the unenforceable provision and (ii) notwithstanding, and regardless of whether the parties reach agreement after the good faith negotiations described in clause (i) immediately above, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall remain in full force and effect. Section and all other headings used herein are provided for convenience only and are not to be given any legal effect or considered in interpreting any provision of this Agreement. No provision of this Agreement shall be interpreted against any party because such party or its legal representative drafted such provision.

           12.5 Except as expressly permitted hereunder or in Exhibit F hereto, neither party may transfer, assign or sublicense this Agreement, or any rights or obligations hereunder, whether by contract or by operation of law, except with the express written consent of the other party, and any attempted transfer, assignment or sublicense by a party in violation of this Section shall be void. For purposes of this Agreement, an "transfer" under this Section shall be deemed to include, without limitation, the following: (a) a merger or any other combination of an entity with another party (other than a reincorporation of Inktomi from the State of California to the State of Delaware), whether or not the entity is the surviving entity; (b) any transaction or series of transactions whereby a third party acquires direct or indirect power to control the management and policies of an entity, whether through the acquisition of voting securities, by contract, or otherwise; (c) in the case of Inktomi, the sale or other transfer of Inktomi's search engine business or any other substantial portion of Inktomi's assets (whether in a single transaction or series of transactions), or (d) the transfer of any rights or obligations in the course of a liquidation or other similar reorganization of an entity (other than a reincorporation of Inktomi from the State of California to the State of Delaware). Neither party will unreasonably withhold or delay its consent to a requested transfer, assignment or sublicense. Subject to the provisions of this Section, this Agreement shall be binding upon and inure to the benefit of each party and their respective successors and assigns.


          12.6 All rights and obligations of the parties hereunder are personal to them. Except as otherwise specifically stated herein, this Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

          12.7 Each party shall be responsible for compliance with all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Agreement.

          12.8 No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof or thereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

          12.9 Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder during any event of force majeure.

          12.10 The parties acknowledge that there may be instances during the Term when, notwithstanding the Non-Disclosure Agreement referred to in Section
6.1 above, Inktomi will not wish to disclose or have Microsoft become aware (through inspection or otherwise) of certain confidential and proprietary information of Inktomi relating to its business and/or technology. In those instances, the parties agree to work together in a spirit of cooperation to work around such disclosure so that Inktomi is able to perform the Services to Microsoft's reasonable satisfaction and otherwise discharge its obligations under this Agreement without making such disclosure.

          12.11 This Agreement, along with the Ancillary Agreements, together contain the entire agreement of the parties with respect to the premises, and may not be modified or amended except by a written instrument executed by the party sought to be charged or bound thereby.

     13.  Insurance. Inktomi will maintain insurance (including but not limited
          ---------
to liability and property insurance covering the Hosting Servers and Inktomi's operation thereof) in accordance with the requirements set forth in the Software Development Agreement and Loan Agreement between the parties of even date herewith.
Executed as of the Effective Date on the signature dates below.



INKTOMI CORPORATION                         MICROSOFT CORPORATION

    /s/ DAVID C. PETERSCHMIDT                   /s/ LAURA JENNINGS
By: _________________________               By: _________________________

David C. Peterschmidt, CEO                  Laura Jennings
______________________________              ______________________________
(printed name and title)                      (printed name and title)

            July 24                                      7/27
Date: ____________________, 1997            Date: ____________________, 1997

                                   EXHIBIT A

   DEPLOYMENT, HOSTING AND MAINTENANCE SPECIFICATIONS AND SECURITY MEASURES



                               (32 pages follow)

                                   EXHIBIT A
                                   ---------


YUKON REQUIREMENTS FOR THE INKTOMI SEARCH SERVICE
MICROSOFT CONFIDENTIAL
--------------------------------------------------------------------------------

VERSION:            1.0
STABILITY:          High
FILENAME:           Yukon requirements for Inktomi search service.doc
DATE:               07/07/97 3:57 PM
AUTHOR(S):          William Jones   wjones

                                                                    Page i of 32

                               Table of Contents

[*]




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1.   OVERVIEW
================================================================================

The goal of this document is to provide a reasonably complete list of Yukon requirements for the Inktomi search service. Note that a number of the requirements in this document are met by the existing search service but are included anyway for the sake of completeness.

The Section 2 lists all requirements according to area (Performance and Scalability, Reliability and Fault Tolerance, ...) together with information on Target Release and Due Date as defined below. The Appendix (Section 7) follows a similar organization and provides more detail on the requirements..


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                                   EXHIBIT B

                    CONTRACT(S) BETWEEN INKTOMI AND EXODUS

                                   EXHIBIT C

                            PRO-RATION METHODOLOGY

ALLOCATION OF EXODUS OPERATING COSTS

Exodus charges a monthly fee for facility space, fire suppression, air conditioning, security, electricity, support services and Internet connectivity. Inktomi is obliged to contract for this capacity in advance. The connectivity is currently itemized and charged at a current rate of [*].

[*] will be according to the [*] provisioned.

Example: [*] - [*] per day, [*] per day [*]. [*] of Exodus charges, [*] of
   Exodus charges [*].

[*] will be charged to [*] only for their share of [*]

Current estimate is that [*]; this would be [*].



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                                   EXHIBIT D

                         INKTOMI MAINTENANCE EMPLOYEES


                                  [*] and [*]


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                                   EXHIBIT E

                          OVER-UTILIZATION ADJUSTMENT

In the event that one party under-provisions its portion of the shared Inktomi hosting cluster such that its [*] are [*] by the [*], there will be a charge on a [*] levied against the under-provisioned party.

If [*] for a [*] exceeds its agreed capacity provisioning (as determined in accordance with Sections 2.2 and 2.8, then Microsoft's [*] will be [*] ([*] if the [*] is by [*], or [*] if such [*] is by [*]) in accordance with the following computation: [*] the [*] ("[*]") times the [*] of the provisioned capacity ("[*]"). Note that the over-utilization could apply to [*] in any [*].

[*] will be calculated each month by taking the [*] of the Inktomi [*] without regard to [*] ([*]) [*] ([*]) [*] by the agreed total [*] provisioned.

[*] will be calculated for each party each month by [*] the number of [*] ([*] the [*] in the [*]) from the number of [*] for the [*].

Example:

     Assumptions:
     1. Microsoft provisioned capacity is [*]
     2. Inktomi provisioned capacity is [*]
     3. [*] in [*] is $[*]
     4. [*] is [*] for a [*]
     5. [*] is [*] for that [*]

     [*] = $[*] = $[*]

     [*] = [*]  = [*]

     Over-Utilization Adjustment = [*] = $[*]
             [*] in such [*] payable by [*]

Notwithstanding anything contained herein to the contrary, if a party shall have [*] its provisioned capacity by [*] in any month, such party shall be deemed [*] for its [*] during such month as soon as possible.



[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT F
                                   ---------

                              Transfer by Inktomi
                              -------------------

If Inktomi requests Microsoft's consent to a transfer as described in clause (a) of Section 12.5 of this Software Hosting Agreement to which this Exhibit F is appended, and Microsoft reasonably withholds its consent to such transfer (an "Unconsented Transfer"), then Inktomi will nevertheless have the right to transfer this Agreement in connection with its proposed Unconsented Transfer subject to the following conditions precedent to the Unconsented Transfer:

(i) Inktomi, at its sole cost and expense, and without any financing supplied by Microsoft, will create a separate cluster of Hosting Servers for Microsoft required to service Microsoft's reasonably anticipated needs for a period of twelve months after the commencement of operation of such new and relocated cluster [provided however that Microsoft will purchase, or fund (in accordance with the Loan Agreement) Inktomi's of, (whichever Microsoft elects) any new hosting servers beyond the Hosting Servers purchased by Inktomi under said Software Hosting Agreement necessary to service Microsoft's reasonably anticipated needs as set forth above];

(ii) Inktomi will relocate, at its sole cost and expense (including, without limitation, indemnifying Microsoft and holding it harmless against any and all Taxes that arise as a direct or indirect result of the relocation of the Hosting Servers), all Hosting Servers referred to in clause (i) to a location designated by Microsoft, in its sole discretion;

(iii) Inktomi, at its sole cost and expense, will provide training to Microsoft personnel to the extent requested by Microsoft, to enable such personnel to use and maintain the Microsoft Search Engine, and to create enhancements thereto, with reasonable competence (all as determined by Microsoft in its sole discretion);

(iv) Inktomi will grant to Microsoft an irrevocable, non-exclusive, royalty-free license to use the Product (and all required underlying Inktomi Technology) solely in connection with Microsoft's operation of the Microsoft Search Engine (which license shall include the right to create enhancements and other derivative works based thereon for use in conjunction therewith) for such period as Microsoft may require to transition its search engine services to non-Inktomi technology (the "Transition Period"), and Inktomi will waive all royalties otherwise payable pursuant to the Software Development Agreement and/or the Information Services Agreement between the parties of even date herewith; for the purposes of this clause (iv), the Transition Period will commence at such time as Microsoft assumes control over said separate cluster and begins itself operating the Microsoft Search Engine, and will continue thereafter for eighteen months (18) or until the termination of the Software Development Agreement and Information Services Agreement (whichever is longer);

(v) Inktomi will direct the Escrow Agent to release to Microsoft all Confidential Materials held by the Escrow Agent, subject to Microsoft's agreement to use such Confidential Materials only in connection with its licensed rights under clause (iv) above;

(vi) Inktomi will agree to reimburse Microsoft for all reasonable costs incurred by Microsoft in transitioning its search engine to non-Inktomi technology (whether created by Microsoft or by a third party); and

(vii) Inktomi will cause the applicable proposed transferee of this Agreement to assume, jointly and severally with Inktomi, all of Inktomi's obligations hereunder.

Microsoft will cooperate with Inktomi and use its reasonable best efforts so as to enable Inktomi to satisfy the foregoing conditions precedent in a timely manner. Upon satisfaction of the foregoing conditions precedent, this Software Hosting Agreement shall be deemed terminated pursuant to Section 10.1. Upon expiration of the Transition Period, all rights granted to Microsoft to use the Product (other than Microsoft Technology, Joint Derivative Technology and the Microsoft Derivative Technology) and/or any Inktomi Technology under the transitional license referred to in clause (iv) or otherwise shall cease, and Microsoft shall immediately return to Inktomi all Confidential Materials (and all copies thereof), provided however that, notwithstanding any provision of the Ancillary Agreements to the contrary, the undertaking by Inktomi to indemnify Microsoft and hold it harmless against Taxes as provided in clause (ii) above shall survive any such terminations.

                                      25